AGREEMENT AND PLAN OF MERGER
       THIS AGREEMENT AND PLAN OF
MERGER ("Agreement") is made as of
this 16th day of December, 2016
between Western Asset Emerging
Markets Income Fund Inc. (the
"Acquired Fund"), a Maryland
corporation with its principal
place of business at 620 Eighth
Avenue, 49th Floor, New York, New
York 10018, and Western Asset
Emerging Markets Debt Fund Inc.
(the "Acquiring Fund"), a Maryland
corporation with its principal
place of business at 620 Eighth
Avenue, 49th Floor, New York, New
York 10018.
       WHEREAS, each of the Acquired
Fund and the Acquiring Fund is a
closed-end management investment
company registered pursuant to the
Investment Company Act of 1940, as
amended (the "1940 Act");
       WHEREAS, it is intended that,
for United States federal income
tax purposes (i) the transactions
contemplated by this Agreement
shall qualify as a "reorganization"
within the meaning of Section
368(a) of the Internal Revenue Code
of 1986, as amended (the "Code"),
and (ii) that the Agreement shall
constitute a "plan of
reorganization" for purposes of the
Code;
       WHEREAS, the reorganization
will consist of the merger of the
Acquired Fund with and into the
Acquiring Fund pursuant to the
Maryland General Corporation Law
("MGCL") as provided herein, and
upon the terms and conditions
hereinafter set forth in this
Agreement;
       WHEREAS, the Acquired Fund
currently owns securities that are
generally assets of the character
in which the Acquiring Fund is
permitted to invest;
       WHEREAS, the Board of
Directors of the Acquiring Fund
(the "Acquiring Fund Board") has
determined, with respect to the
Acquiring Fund, that the Merger (as
hereinafter defined) is in the best
interests of the Acquiring Fund and
its stockholders and that the
interests of the existing
stockholders of the Acquiring Fund
will not be diluted as a result of
this transaction;
       WHEREAS, the Board of
Directors of the Acquired Fund (the
"Acquired Fund Board") has
determined, with respect to the
Acquired Fund, that the Merger (as
hereinafter defined) is in the best
interests of the Acquired Fund and
its stockholders and that the
interests of the existing
stockholders of the Acquired Fund
will not be diluted as a result of
this transaction;
       NOW, THEREFORE, in
consideration of the premises and
of the covenants and agreements
hereinafter set forth, the parties
hereto, intending to be legally
bound, agree as follows:
       1.	BASIC TRANSACTION
       1.1	The Merger.  On and
subject to the terms and conditions
of this Agreement, the Acquired
Fund will merge with and into the
Acquiring Fund (the "Merger") at
the Effective Date (as defined in
paragraph 1.3 below) in accordance
with the MGCL.  The Acquiring Fund
shall be the surviving corporation
and an investment company
registered pursuant to the 1940
Act.  The Acquired Fund shall cease
to exist as a separate corporation
and an investment company.
       Each share of Acquired Fund's
common stock, par value $0.001 per
share (the "Acquired Fund Common
Stock"), issued and outstanding
immediately prior to the Effective
Date will be converted into an
equivalent dollar amount (to the
nearest one one-hundredth of one
cent) of full shares of Acquiring
Fund Common Stock (as defined in
paragraph 2.1(p)), based on the net
asset value per share of each of
the parties at 4:00 p.m. Eastern
Time on the Effective Date (the
"Valuation Time").  No fractional
shares of Acquiring Fund Common
Stock will be issued to the holders
of Acquired Fund Common Stock.  In
lieu thereof, the Acquiring Fund
will purchase all fractional shares
of Acquiring Fund Common Stock for
cash at the current net asset value
per share of the Acquiring Fund
Common Stock for the account of all
holders of fractional interests,
and each such holder will receive
such holder's pro rata share of the
proceeds of such purchase.  The
Effective Date must be a day on
which the New York Stock Exchange
is open for trading (a "Business
Day").
       From and after the Effective
Date, the Acquiring Fund shall
possess all of the properties,
assets, rights, privileges and
powers and shall be subject to all
of the restrictions, liabilities,
obligations, disabilities and
duties of the Acquired Fund (other
than the investment objectives,
policies, strategies or limitations
of the Acquired Fund, whether
fundamental or non-fundamental),
all as provided under Maryland law.
       1.2	Actions at Closing.  At
the closing of the transactions
contemplated by this Agreement (the
"Closing") on the date thereof (the
"Closing Date"), (i) the Acquired
Fund will deliver to the Acquiring
Fund the various certificates and
documents referred to in Article 6
below, (ii) the Acquiring Fund will
deliver to the Acquired Fund the
various certificates and documents
referred to in Article 5 below,
(iii) the Acquired Fund will file
with the State Department of
Assessments and Taxation of
Maryland (the "Department")
articles of merger (the "Articles
of Merger") and make all other
filings or recordings required by
Maryland law in connection with the
Merger.
       1.3	Effect of Merger.
Subject to the requisite approvals
of the stockholders of the Acquired
Fund and the Acquiring Fund, and to
the other terms and conditions
described herein, the Merger shall
become effective at such time as
the Articles of Merger are accepted
for record by the Department or at
such later time, not to exceed 30
days after such acceptance, as is
specified in the Articles of Merger
(the "Effective Date"), and the
separate corporate existence of the
Acquired Fund shall cease.  As
promptly as practicable after the
Merger, the Acquired Fund shall
delist the Acquired Fund Common
Stock from the New York Stock
Exchange ("NYSE") and its
registration under the 1940 Act
shall be terminated.  Any reporting
responsibility of the Acquired Fund
is, and shall remain, the
responsibility of the Acquired Fund
up to and including the Effective
Date.
       2.	REPRESENTATIONS AND
WARRANTIES
       2.1	Representations and
Warranties of the Acquiring Fund.
The Acquiring Fund represents and
warrants to the Acquired Fund that
the statements contained in this
paragraph 2.1 are correct and
complete in all material respects
as of the execution of this
Agreement on the date hereof.  The
Acquiring Fund represents and
warrants to, and agrees with, the
Acquired Fund that:
       (a)	The Acquiring Fund is a
corporation duly organized, validly
existing under the laws of the
State of Maryland and is in good
standing with the Department, and
has the power to own all of its
assets and to carry on its business
as it is now being conducted and to
carry out this Agreement.
       (b)	The Acquiring Fund is
duly registered under the 1940 Act
as a non-diversified, closed-end
management investment company (File
No. 811-21343) and such
registration has not been revoked
or rescinded and is in full force
and effect. The Acquiring Fund is
qualified as a foreign corporation
in every jurisdiction where
required, except to the extent that
failure to so qualify would not
have a material adverse effect on
the Acquiring Fund.
       (c)	No consent, approval,
authorization or order of any court
or governmental authority is
required for the consummation by
the Acquiring Fund of the
transactions contemplated herein,
except (i) such as have been
obtained or applied for under the
Securities Act of 1933, as amended
(the "1933 Act"), the Securities
Exchange Act of 1934, as amended
(the "1934 Act"), and the 1940 Act,
(ii) such as may be required by
state securities laws and (iii)
such as may be required under
Maryland law for the acceptance for
record of the Articles of Merger by
the Department.
       (d)	The Acquiring Fund is
not, and the execution, delivery
and performance of this Agreement
by the Acquiring Fund will not
result, in violation of the laws of
the State of Maryland or of the
charter of the Acquiring Fund (the
"Acquiring Fund Charter") or the
Bylaws, as amended (the "Acquiring
Fund Bylaws"), of the Acquiring
Fund, or of any material agreement,
indenture, instrument, contract,
lease or other undertaking to which
the Acquiring Fund is a party or by
which it is bound, and the
execution, delivery and performance
of this Agreement by the Acquiring
Fund will not result in the
acceleration of any obligation, or
the imposition of any penalty,
under any agreement, indenture,
instrument, contract, lease,
judgment or decree to which the
Acquiring Fund is a party or by
which it is bound.
       (e)	The Acquiring Fund has
been furnished with the Acquired
Fund's Annual Report to
Stockholders for the year ended May
31, 2016.
       (f)	The Acquired Fund has
been furnished with the Acquiring
Fund's (i) Annual Report to
Stockholders for the year ended
December 31, 2015 and (ii) Semi-
Annual Report to Stockholders for
the six-month period ended June 30,
2016.
       (g)	The Acquiring Fund has
full power and authority to enter
into and perform its obligations
under this Agreement.  The
execution, delivery and performance
of this Agreement has been duly
authorized by all necessary action
of the Acquiring Fund Board, and,
subject to stockholder approval,
this Agreement constitutes a valid
and binding contract enforceable in
accordance with its terms, subject
to the effects of bankruptcy,
insolvency, moratorium, fraudulent
conveyance and similar laws
relating to or affecting creditors'
rights generally and court
decisions with respect thereto.
       (h)	No material litigation
or administrative proceeding or
investigation of or before any
court or governmental body is
presently pending (in which service
of process has been received) or to
its knowledge threatened against
the Acquiring Fund or any
properties or assets held by it.
The Acquiring Fund knows of no
facts that might form the basis for
the institution of such proceedings
which would materially and
adversely affect its business and
is not a party to or subject to the
provisions of any order, decree or
judgment of any court or
governmental body which materially
and adversely affects its business
or its ability to consummate the
transactions herein contemplated.
       (i)	There are no material
contracts outstanding to which the
Acquiring Fund is a party that have
not been disclosed in the
Registration Statement (as defined
in paragraph 2.1(n) below) or will
not be otherwise disclosed to the
Acquired Fund prior to the
Effective Date.
       (j)	Since June 30, 2016,
there has not been any material
adverse change in the Acquiring
Fund's financial condition, assets,
liabilities or business and the
Acquiring Fund has no known
liabilities of a material amount,
contingent or otherwise, required
to be disclosed in a balance sheet
with GAAP other than those shown on
the Acquiring Fund's statements of
assets, liabilities and capital
referred to above, those incurred
in the ordinary course of its
business as an investment company
since June 30, 2016, and those
incurred in connection with the
Merger.  Prior to the Effective
Date, the Acquiring Fund will
advise the Acquired Fund in writing
of all known liabilities,
contingent or otherwise, whether or
not incurred in the ordinary course
of business, existing or accrued.
For purposes of this paragraph
2.1(j), a decline in net asset
value per share of the Acquiring
Fund due to declines in market
values of securities in the
Acquiring Fund's portfolio or the
discharge of the Acquiring Fund
liabilities will not constitute a
material adverse change.
       (k)	All material federal
and other tax returns and
information reports of the
Acquiring Fund required by law to
have been filed shall have been
timely filed (including any
extensions) and are or will be
correct in all material respects,
and all federal and other taxes
shown as due or required to be
shown as due on said returns and
reports shall have been paid or
provision shall have been made for
the payment thereof, and, to the
best of the Acquiring Fund's
knowledge, no such return is
currently under audit and no
assessment has been asserted with
respect to such returns.  All tax
liabilities of the Acquiring Fund
have been adequately provided for
on its books, and no tax deficiency
or liability of the Acquiring Fund
has been asserted and no question
with respect thereto has been
raised by the Internal Revenue
Service or by any state or local
tax authority for taxes in excess
of those already paid, up to and
including the taxable year in which
the Effective Date occurs.
       (l)	The Acquiring Fund has
elected to be treated as a
regulated investment company (a
"RIC") for U.S. federal income tax
purposes and for each taxable year
of its operation, the Acquiring
Fund has met the requirements of
Subchapter M of the Code for
qualification as a RIC and has been
eligible to and has computed its
federal income tax under Section
852 of the Code. The Acquiring Fund
intends to continue to meet such
requirements and to so compute its
federal income tax for each
subsequent taxable year.
       (m)	The Acquiring Fund has
not taken any action and does not
know of any fact or circumstance
that could reasonably be expected
to prevent the Merger from
qualifying as a reorganization
within the meaning of Section
368(a) of the Code.
       (n)	The registration
statement has been filed with the
Securities and Exchange Commission
(the "SEC") by the Acquiring Fund
on Form N-14 relating to the
Acquiring Fund Common Stock to be
issued pursuant to this Agreement,
and any supplement or amendment
thereto or to the documents therein
(as amended, the "Registration
Statement"), on the effective date
of the Registration Statement, at
the time of the stockholders'
meeting referred to in Article 4 of
this Agreement and at the Effective
Date, insofar as it relates to the
Acquiring Fund (i) shall have
complied or will comply in all
material respects with the
provisions of the 1933 Act, the
1934 Act and the 1940 Act and the
rules and regulations thereunder
and (ii) did not or will not
contain any untrue statement of a
material fact or omit to state any
material fact required to be stated
therein or necessary to make the
statements therein not misleading;
and the prospectus included therein
did not or will not contain any
untrue statement of a material fact
or omit to state any material fact
necessary to make the statements
therein, in light of the
circumstances under which they were
made, not misleading; provided,
however, that the representations
and warranties in this paragraph
2.1(n) shall not apply to
statements in, or omissions from,
the Registration Statement made in
reliance upon and in conformity
with information furnished by the
Acquired Fund for use in the
Registration Statement.
       (o)	All issued and
outstanding shares of Acquiring
Fund Common Stock (i) have been
offered and sold in compliance in
all material respects with
applicable registration
requirements of the 1933 Act and
state securities laws, (ii) are,
and on the Effective Date will be,
duly and validly issued and
outstanding, fully paid and non-
assessable, and (iii) will be held
at the time of the Closing by the
persons and in the amounts set
forth in the records of the
transfer agent.  The Acquiring Fund
does not have outstanding any
options, warrants or other rights
to subscribe for or purchase any
shares of Acquiring Fund Common
Stock, nor is there outstanding any
security convertible into, or
exchangeable for, any shares of
Acquiring Fund Common Stock.
       (p)	The Acquiring Fund is
authorized to issue 100,000,000
shares of capital stock, par value
$0.001 per share, all of which
shares are classified as Common
Stock (the "Acquiring Fund Common
Stock"); each outstanding share of
which is fully paid, non-assessable
and has full voting rights.
       (q)	The offer and sale of
the shares of Acquiring Fund Common
Stock to be issued pursuant to this
Agreement will be in compliance
with all applicable federal and
state securities laws.
       (r)	At or prior to the
Effective Date, the Acquiring Fund
will have obtained any and all
regulatory, board and stockholder
approvals necessary to issue the
shares of Acquiring Fund Common
Stock to be issued pursuant to this
Agreement.
       (s)	The books and records
of the Acquiring Fund made
available to the Acquired Fund are
substantially true and correct and
contain no material misstatements
or omissions with respect to the
operations of the Acquiring Fund.
       (t)	The Acquiring Fund
Board has not adopted a resolution
electing to be subject to the
Maryland Business Combination Act
or the Maryland Control Share
Acquisition Act.
       2.2	Representations and
Warranties of the Acquired Fund.
The Acquired Fund represents and
warrants to the Acquiring Fund that
the statements contained in this
paragraph 2.2 are correct and
complete in all material respects
as of the execution of this
Agreement on the date hereof.  The
Acquired Fund represents and
warrants to, and agrees with, the
Acquiring Fund that:
       (a)	The Acquired Fund is a
corporation duly organized, validly
existing under the laws of the
State of Maryland and is in good
standing with the Department, and
has the power to own all of its
assets and to carry on its business
as it is now being conducted and to
carry out this Agreement.
       (b)	The Acquired Fund is
duly registered under the 1940 Act
as a closed-end, non-diversified
management investment company (File
No. 811-07686), and such
registration has not been revoked
or rescinded and is in full force
and effect.  The Acquired Fund is
qualified as a foreign corporation
in every jurisdiction where
required, except to the extent that
failure to so qualify would not
have a material adverse effect on
the Acquired Fund.
       (c)	No consent, approval,
authorization or order of any court
or governmental authority is
required for the consummation by
the Acquired Fund of the
transactions contemplated herein,
except (i) such as have been
obtained or applied for under the
1933 Act, the 1934 Act and the 1940
Act, (ii) such as may be required
by state securities laws and (iii)
such as may be required under
Maryland law for the acceptance for
record of the Articles of Merger by
the Department.
       (d)	The Acquired Fund is
not, and the execution, delivery
and performance of this Agreement
by the Acquired Fund will not
result, in violation of the laws of
the State of Maryland or of the
charter of the Acquired Fund (the
"Acquired Fund Charter") or the
Bylaws, as amended (the "Acquired
Fund Bylaws"), of the Acquired
Fund, or of any material agreement,
indenture, instrument, contract,
lease or other undertaking to which
the Acquired Fund is a party or by
which it is bound, and the
execution, delivery and performance
of this Agreement by the Acquired
Fund will not result in the
acceleration of any obligation, or
the imposition of any penalty,
under any agreement, indenture,
instrument, contract, lease,
judgment or decree to which the
Acquired Fund is a party or by
which it is bound.
       (e)	The Acquired Fund has
been furnished with the Acquiring
Fund's (i) Annual Report to
Stockholders for the year ended
December 31, 2015 and (ii) Semi-
Annual Report to Stockholders for
the six-month period ended June 30,
2016.
       (f)	The Acquiring Fund has
been furnished with the Acquired
Fund's Annual Report to
Stockholders for the year ended May
31, 2016.
       (g)	The Acquired Fund has
full power and authority to enter
into and perform its obligations
under this Agreement.  The
execution, delivery and performance
of this Agreement has been duly
authorized by all necessary action
of the Acquired Fund Board, and,
subject to stockholder approval,
this Agreement constitutes a valid
and binding contract enforceable in
accordance with its terms, subject
to the effects of bankruptcy,
insolvency, moratorium, fraudulent
conveyance and similar laws
relating to or affecting creditors'
rights generally and court
decisions with respect thereto.
       (h)	No material litigation
or administrative proceeding or
investigation of or before any
court or governmental body is
presently pending (in which service
of process has been received) or to
its knowledge threatened against
the Acquired Fund or any properties
or assets held by it.  The Acquired
Fund knows of no facts that might
form the basis for the institution
of such proceedings which would
materially and adversely affect its
business and is not a party to or
subject to the provisions of any
order, decree or judgment of any
court or governmental body which
materially and adversely affects
its business or its ability to
consummate the transactions herein
contemplated.
       (i)	There are no material
contracts outstanding to which the
Acquired Fund is a party that have
not been disclosed in the
Registration Statement or will not
be otherwise disclosed to the
Acquiring Fund prior to the
Effective Date.
       (j)	Since May 31, 2016,
there has not been any material
adverse change in the Acquired
Fund's financial condition, assets,
liabilities or business and the
Acquired Fund has no known
liabilities of a material amount,
contingent or otherwise, required
to be disclosed in a balance sheet
in accordance with GAAP other than
those shown on the Acquired Fund's
statements of assets, liabilities
and capital referred to above,
those incurred in the ordinary
course of its business as an
investment company since May 31,
2016, and those incurred in
connection with the Merger.  Prior
to the Effective Date, the Acquired
Fund will advise the Acquiring Fund
in writing of all known
liabilities, contingent or
otherwise, whether or not incurred
in the ordinary course of business,
existing or accrued.  For purposes
of this paragraph 2.2(j), a decline
in net asset value per share of the
Acquired Fund due to declines in
market values of securities in the
Acquired Fund's portfolio or the
discharge of the Acquired Fund
liabilities will not constitute a
material adverse change.
       (k)	All material federal
and other tax returns and
information reports of the Acquired
Fund required by law to have been
filed shall have been timely filed
(including any extensions) and are
or will be correct in all material
respects, and all federal and other
taxes shown as due or required to
be shown as due on said returns and
reports shall have been paid or
provision shall have been made for
the payment thereof, and, to the
best of the Acquired Fund's
knowledge, no such return is
currently under audit and no
assessment has been asserted with
respect to such returns.  All tax
liabilities of the Acquired Fund
have been adequately provided for
on its books, and no tax deficiency
or liability of the Acquired Fund
has been asserted and no question
with respect thereto has been
raised by the Internal Revenue
Service or by any state or local
tax authority for taxes in excess
of those already paid, up to and
including the taxable year in which
the Effective Date occurs.
       (l)	The Acquired Fund has
elected to be treated as a RIC for
U.S. federal income tax purposes
and for each taxable year of its
operation, the Acquired Fund has
met the requirements of Subchapter
M of the Code for qualification as
a RIC and has been eligible to and
has computed its federal income tax
under Section 852 of the Code. The
Acquired Fund intends to continue
to meet such requirements and to so
compute its federal income tax for
the taxable year ending on the
Effective Date.
       (m)	The Acquired Fund has
not taken any action and does not
know of any fact or circumstance
that could reasonably be expected
to prevent the Merger from
qualifying as a reorganization
within the meaning of Section
368(a) of the Code.
       (n)	The Registration
Statement, on the effective date of
the Registration Statement, at the
time of the stockholders' meetings
referred to in Article 4 of this
Agreement and at the Effective
Date, insofar as it relates to the
Acquired Fund (i) shall have
complied or will comply in all
material respects with the
provisions of the 1933 Act, the
1934 Act and the 1940 Act and the
rules and regulations thereunder
and (ii) did not or will not
contain any untrue statement of a
material fact or omit to state any
material fact required to be stated
therein or necessary to make the
statements therein not misleading;
and the prospectus included therein
did not or will not contain any
untrue statement of a material fact
or omit to state any material fact
necessary to make the statements
therein, in light of the
circumstances under which they were
made, not misleading; provided,
however, that the representations
and warranties in this paragraph
2.2(n) shall only apply to
statements in, or omissions from,
the Registration Statement made in
reliance upon and in conformity
with information furnished by the
Acquiring Fund for use in the
Registration Statement.
       (o)	All issued and
outstanding shares of Acquired Fund
Common Stock (i) have been offered
and sold in compliance in all
material respects with applicable
registration requirements of the
1933 Act and state securities laws,
(ii) are, and on the Effective Date
will be, duly and validly issued
and outstanding, fully paid and
non-assessable, and (iii) will be
held at the time of the Closing by
the persons and in the amounts set
forth in the records of the
transfer agent as provided in
paragraph 4.7.  The Acquired Fund
does not have outstanding any
options, warrants or other rights
to subscribe for or purchase any
shares of Acquired Fund Common
Stock, nor is there outstanding any
security convertible into, or
exchangeable for, any shares of
Acquired Fund Common Stock.
       (p)	The books and records
of the Acquired Fund made available
to the Acquiring Fund are
substantially true and correct and
contain no material misstatements
or omissions with respect to the
operations of the Acquired Fund.
       (q)	The Acquired Fund Board
has not adopted a resolution
electing to be subject to the
Maryland Business Combination Act
or the Maryland Control Share
Acquisition Act.
       (r)	At or prior to the
Effective Date, the Acquired Fund
will have obtained any and all
regulatory, board and stockholder
approvals necessary to enter into
and consummate the transactions
contemplated by this Agreement.

       3.	EFFECT OF THE MERGER ON
THE CAPITAL STOCK OF THE ACQUIRED
FUND
       3.1	Conversion of Acquired
Fund Common Stock.
       (a)	Conversion.  Subject to
the requisite approval of the
stockholders of the Acquired Fund
and the Acquiring Fund, and the
other terms and conditions
contained herein, on the Effective
Date, each share of Acquired Fund
Common Stock will be converted into
an equivalent dollar amount (to the
nearest one one-hundredth of one
cent) of full shares of Acquiring
Fund Common Stock, computed based
on the net asset value per share of
each of the parties at the
Valuation Time (the "Common Stock
Consideration").  No fractional
shares of Acquiring Fund Common
Stock will be issued to the holders
of Acquired Fund Common Stock.  In
lieu thereof, the Acquiring Fund
will purchase all fractional shares
of Acquiring Fund Common Stock for
cash at the current net asset value
per share of Acquiring Fund Common
Stock for the account of all
holders of fractional interests,
and each such holder will receive
such holder's pro rata share of the
proceeds of such purchase (the
"Common Cash Consideration" and,
together with Common Stock
Consideration, the "Merger
Consideration").
       (b)	Computation of Net
Asset Value.  The net asset value
per share of the Acquired Fund
Common Stock and the Acquiring Fund
Common Stock shall be determined as
of the Valuation Time, and no
formula will be used to adjust the
net asset value per share so
determined of either of the
parties' common stock to take into
account differences in realized and
unrealized gains and losses.  The
value of the assets of the Acquired
Fund to be transferred to the
Acquiring Fund shall be determined
by the Acquiring Fund pursuant to
the principles and procedures
consistently utilized by the
Acquiring Fund in valuing its own
assets and determining its own
liabilities for purposes of the
Merger, which principles and
procedures are substantially
similar to those employed by the
Acquired Fund when valuing its own
assets and determining its own
liabilities.  Such valuation and
determination shall be made by the
Acquiring Fund in cooperation with
the Acquired Fund and shall be
confirmed in writing by the
Acquiring Fund to the Acquired
Fund.  The net asset value per
share of Acquiring Fund Common
Stock shall be determined in
accordance with such procedures,
and the Acquiring Fund shall
certify the computations involved.
       (c)	Cancellation of
Acquired Fund Common Stock.  On the
Effective Date, all shares of the
Acquired Fund Common Stock shall
cease to be outstanding, shall
automatically be cancelled and
shall cease to exist and the
holders of certificates (the
"Common Certificates") or book
entry shares ("Common Book-Entry
Shares") which, immediately prior
to the Effective Date, represented
such shares of the Acquired Fund
Common Stock shall cease to have
any rights with respect thereto,
except the right to receive, upon
surrender of such Common
Certificates or Common Book-Entry
Shares in accordance with paragraph
3.2, the Merger Consideration.
       3.2	Surrender of Shares.
       (a)	Paying Agent.  Prior to
the Effective Date, the Acquiring
Fund shall designate Computershare
Trust Company, N.A. as paying agent
for the payment of the Merger
Consideration (the "Paying Agent")
as provided in this Article 3.  At
or prior to the Closing, the
Acquiring Fund shall deposit (or
cause to be deposited) with the
Paying Agent, for the benefit of
the holders of Certificates or
Book-Entry Shares, cash in an
amount sufficient to make all
payments of Common Cash
Consideration pursuant to paragraph
3.1(a) (the "Cash Consideration").
Such funds may be invested by the
Paying Agent as directed by the
Acquiring Fund; provided that (a)
no such investment or losses
thereon shall affect the Cash
Consideration payable to the
holders of Acquired Fund Common
Stock, and following any losses,
the Acquiring Fund shall promptly
deposit (or cause to be deposited)
additional funds to the Paying
Agent for the benefit of the
stockholders of the Acquired Fund
in the amount of any such losses
and (b) such investments shall be
in short-term obligations of the
United States of America with
maturities of no more than 30 days
or guaranteed by the United States
of America and backed by the full
faith and credit of the United
States of America or in commercial
paper obligations rated A-1 or P-1
or better by Moody's Investors
Service, Inc. or Standard & Poor's
Corporation, respectively.  Any
interest or income produced by such
investments will be payable to the
Acquiring Fund, as the Acquiring
Fund directs.
       (b)	Payment Procedures.
              (i)	Each holder of
Common Certificates or Common Book-
Entry Shares shall be entitled to
receive in exchange therefor (i)
Common Stock Consideration in the
form of separate certificates or
share deposit receipts for
Acquiring Fund Common Stock and
(ii) cash in an amount equal to the
Common Cash Consideration, for each
share formerly represented by such
Common Certificate or Common Book-
Entry Shares (less any required
withholding taxes) and such Common
Certificate or Common Book-Entry
Shares shall then be cancelled.  No
interest shall be paid or accrued
for the benefit of holders of the
Common Certificates or Common Book-
Entry Shares on the Common Cash
Consideration.
              (ii)	If payment of the
Merger Consideration is to be made
to a person other than the person
in whose name the surrendered
Certificate or Book-Entry Share is
registered, it shall be a condition
of payment that the Certificate or
Book-Entry Share so surrendered
shall be properly endorsed or shall
be otherwise in proper form for
transfer and that the person
requesting such payment shall have
paid any transfer and other taxes
required by reason of the payment
of the Merger Consideration, as
applicable, to a person other than
the registered holder of the
Certificate or Book-Entry Share
surrendered or shall have
established to the satisfaction of
the Acquiring Fund that such tax
either has been paid or is not
applicable.
              (iii)	Until surrendered
as contemplated by, and in
accordance with, this paragraph
3.2, each Certificate and each
Book-Entry Share shall be deemed at
any time after the Effective Date
to represent only the right to
receive upon such surrender the
applicable Merger Consideration as
contemplated by this paragraph 3.
              (iv)	At any time
following the date that is six
months after the Effective Date,
the Acquiring Fund shall be
entitled to require the Paying
Agent to deliver to it any funds
(including any interest received
with respect thereto) which have
been deposited with the Paying
Agent and which have not been
disbursed to holders of
Certificates or Book-Entry Shares
and thereafter such holders shall
be entitled to look to the
Acquiring Fund (subject to
abandoned property, escheat or
other similar laws) only as general
creditors thereof with respect to
the Merger Consideration payable
(without interest) upon due
surrender of their Certificates or
Book-Entry Shares.  The Acquiring
Fund shall pay all charges and
expenses, including those of the
Paying Agent, in connection with
the exchange of Acquired Fund
Common Stock for Merger
Consideration.  None of the
Acquiring Fund, the Acquired Fund
or the Paying Agent shall be liable
to any person in respect of any
cash delivered to a public official
pursuant to any applicable
abandoned property, escheat or
similar law.  Any Cash
Consideration remaining unclaimed
as of a date which is immediately
prior to such time as such amounts
would otherwise escheat to or
become property of any governmental
entity shall, to the extent
permitted by applicable law, become
the property of the Acquiring Fund
free and clear of any claims or
interests of any person previously
entitled thereto.  All cash paid in
accordance with the terms of this
Article 3 in respect of
Certificates or Book-Entry Shares
that have been surrendered in
accordance with the terms of this
Agreement shall be deemed to have
been paid in full satisfaction of
all rights pertaining to the shares
of Acquired Fund Common Stock
represented thereby.
              (v)	After the
Effective Date, the stock transfer
books of the Acquired Fund shall be
closed and thereafter there shall
be no further registration of
transfers of Acquired Fund Common
Stock that were outstanding prior
to the Effective Date.  After the
Effective Date, Certificates or
Book-Entry Shares presented to the
Paying Agent for transfer shall be
canceled and exchanged for the
Merger Consideration, as
applicable, provided for, and in
accordance with the procedures set
forth in, this Article 3.
       3.3	Withholding Taxes.  The
Acquiring Fund or the Paying Agent
will be entitled to deduct and
withhold from amounts otherwise
payable pursuant to this Agreement
to any holder of shares of Acquired
Fund Common Stock such amounts as
the Acquiring Fund or the Paying
Agent shall determine in good faith
are required to be deducted and
withheld with respect to such
payments under the Code and the
rules and Treasury Regulations
promulgated thereunder, or any
provision of state, local or
foreign tax law.  Any amounts so
deducted and withheld will be
timely paid to the applicable tax
authority and will be treated for
all purposes of this Agreement as
having been paid to the holder of
the shares of Acquired Fund Common
Stock  in respect of which such
deduction and withholding was made.
       3.4	Lost, Stolen or
Destroyed Certificates.  In the
event any Certificate has been
lost, stolen or destroyed, upon the
making of an affidavit of that fact
by the person claiming such
Certificate to be lost, stolen or
destroyed and, if required by the
Acquiring Fund, the posting by such
person of a bond in customary
amount and upon such terms as the
Acquiring Fund may determine are
necessary as indemnity against any
claim that may be made against it
with respect to such Certificate,
the Paying Agent will issue in
exchange for such lost, stolen or
destroyed Certificate the Merger
Consideration, as applicable,
pursuant to this Agreement.
       4.	COVENANTS
       4.1	Operations in the
Normal Course.  Each party
covenants to operate its business
in the ordinary course between the
date hereof and the Effective Date,
it being understood that such
ordinary course of business will
include (i) the declaration and
payment of customary dividends and
other distributions and (ii) in the
case of the Acquired Fund,
preparing for its deregistration,
except that the distribution of
dividends pursuant to paragraph 6.6
of this Agreement shall not be
deemed to constitute a breach of
the provisions of this paragraph
4.1.
       4.2	Stockholders' Meetings.
       (a)	The Acquired Fund and
the Acquiring Fund shall hold a
meeting of its respective
stockholders for the purpose of
considering the Merger as described
herein, which meeting has been
called for December 12, 2016, and
any adjournments or postponements
thereof.
       (b)	The Acquired Fund and
the Acquiring Fund mailed to each
of its respective stockholders of
record entitled to vote at the
meeting of stockholders at which
action is to be considered
regarding the Merger, in sufficient
time to comply with requirements as
to notice thereof, a combined Proxy
Statement and Prospectus which
complies in all material respects
with the applicable provisions of
Section 14(a) of the 1934 Act and
Section 20(a) of the 1940 Act, and
the rules and regulations,
respectively, thereunder.
       4.3	Articles of Merger.
The parties agree that, as soon as
practicable after satisfaction of
all conditions to the Merger, they
will jointly file executed Articles
of Merger with the Department and
make all other filings or
recordings required by Maryland law
in connection with the Merger.
       4.4	Regulatory Filings.
       (a)	The Acquired Fund
undertakes that, if the Merger is
consummated, it will file, or cause
its agents to file, an application
pursuant to Section 8(f) of the
1940 Act for an order declaring
that the Acquired Fund has ceased
to be a registered investment
company.
       (b)	The Acquiring Fund has
filed the Registration Statement
with the SEC, which has become
effective.  The Acquired Fund
agrees to cooperate fully with the
Acquiring Fund, and has furnished
to the Acquiring Fund the
information relating to itself to
be set forth in the Registration
Statement as required by the 1933
Act, the 1934 Act, the 1940 Act,
and the rules and regulations
thereunder and the state securities
or blue sky laws.
       4.5	Preservation of Assets.
The Acquiring Fund agrees that it
has no plan or intention to sell or
otherwise dispose of the assets of
the Acquired Fund to be acquired in
the Merger, except for dispositions
made in the ordinary course of
business.
       4.6	Tax Matters.  Each of
the parties agrees that by the
Effective Date all of its federal
and other tax returns and reports
required to be filed on or before
such date shall have been filed and
all taxes shown as due on said
returns either have been paid or
adequate liability reserves have
been provided for the payment of
such taxes.  In connection with
this covenant, the parties agree to
cooperate with each other in filing
any tax return, amended return or
claim for refund, determining a
liability for taxes or a right to a
refund of taxes or participating in
or conducting any audit or other
proceeding in respect of taxes.
The Acquiring Fund agrees to retain
for a period of ten (10) years
following the Effective Date all
returns, schedules and work papers
and all material records or other
documents relating to tax matters
of the Acquired Fund for its final
taxable year and for all prior
taxable periods.  Any information
obtained under this paragraph 4.6
shall be kept confidential except
as otherwise may be necessary in
connection with the filing of
returns or claims for refund or in
conducting an audit or other
proceeding.  After the Effective
Date, the Acquiring Fund shall
prepare, or cause its agents to
prepare, any federal, state or
local tax returns, including any
Forms 1099, required to be filed
and provided to required persons by
the Acquired Fund with respect to
its final taxable year ending with
the Effective Date and for any
prior periods or taxable years for
which the due date for such return
has not passed as of the Effective
Date and further shall cause such
tax returns and Forms 1099 to be
duly filed with the appropriate
taxing authorities and provided to
required persons.  Notwithstanding
the aforementioned provisions of
this paragraph 4.6, any expenses
incurred by the Acquiring Fund
(other than for payment of taxes)
in excess of any accrual for such
expenses by the Acquired Fund in
connection with the preparation and
filing of said tax returns and
Forms 1099 after the Effective Date
shall be borne by the Acquiring
Fund.
       4.7	Stockholder List.
Prior to the Effective Date, the
Acquired Fund shall have made
arrangements with its transfer
agent to deliver to the Acquiring
Fund a list of the names and
addresses of all of the holders of
record of Acquired Fund Common
Stock on the Effective Date and the
respective number of shares of
Acquired Fund Common Stock owned by
each such stockholder, certified by
the Acquired Fund's transfer agent
or President to the best of their
knowledge and belief.  The
Acquiring Fund and the Acquired
Fund will (i) use all reasonable
best efforts to cause the Merger to
constitute a reorganization under
Section 368(a) of the Code and (ii)
shall execute and deliver officer's
certificates containing appropriate
representations at such time or
times as may be reasonably
requested by counsel, including the
effective date of the Registration
Statement and the Closing Date, for
purposes of rendering opinions with
respect to the tax treatment of the
Merger.
       4.8	Delisting, Termination
of Registration as an Investment
Company.  The Acquired Fund agrees
that the (i) delisting of the
shares of the Acquired Fund with
the NYSE and (ii) termination of
its registration as an investment
company will be effected in
accordance with applicable law as
soon as practicable following the
Effective Date.
       5.	CONDITIONS PRECEDENT TO
THE OBLIGATIONS OF THE ACQUIRED
FUND
       The obligations of the
Acquired Fund to consummate the
transactions provided for herein
shall be subject, at the Acquired
Fund's election, to the following
conditions:
       5.1	Certificates and
Statements by the Acquiring Fund.
       (a)	The Acquiring Fund
shall have furnished a statement of
assets, liabilities and capital,
together with a schedule of
investments with their respective
dates of acquisition and tax costs,
certified on its behalf by its
President (or any Vice President)
and its Principal Financial Officer
(or Treasurer), and a certificate
executed by both such officers,
dated the Effective Date,
certifying that there has been no
material adverse change in its
financial position since June 30,
2016, other than changes in its
portfolio securities since that
date or changes in the market value
of its portfolio securities.
       (b)	The Acquiring Fund
shall have furnished to the
Acquired Fund a certificate signed
by its President (or any Vice
President), dated the Effective
Date, certifying that as of the
Effective Date, all representations
and warranties made by the
Acquiring Fund in this Agreement
are true and correct in all
material respects as if made at and
as of such date and the Acquiring
Fund has complied with all of the
agreements and satisfied all of the
conditions on its part to be
performed or satisfied at or prior
to such dates.
       5.2	Absence of Litigation.
There shall be no material
litigation pending with respect to
the matters contemplated by this
Agreement.
       5.3	Legal Opinion.  The
Acquired Fund shall have received
an opinion of Simpson Thacher &
Bartlett LLP, as counsel to the
Acquiring Fund, in form and
substance reasonably satisfactory
to the Acquired Fund and dated the
Effective Date, to the effect that:
              (i)	the Acquiring
Fund is a corporation duly
organized, validly existing under
the law of the State of Maryland
and in good standing with the
Department;
              (ii)	the Acquiring
Fund has the corporate power to
carry on its business as a closed-
end investment company registered
under the 1940 Act;
              (iii)	the Agreement has
been duly authorized, executed and
delivered by the Acquiring Fund,
and, assuming due authorization,
execution and delivery of the
Agreement by the Acquired Fund,
constitutes a valid and legally
binding obligation of the Acquiring
Fund enforceable in accordance with
its terms, except as enforceability
may be limited by bankruptcy,
insolvency, reorganization or other
similar laws pertaining to the
enforcement of creditors' rights
generally and by equitable
principles;
              (iv)	to such counsel's
knowledge, no consent, approval,
authorization or order of any
United States federal or Maryland
or New York state court or
governmental authority is required
for the consummation by the
Acquiring Fund of the Merger,
except that it is understood that
no opinion is expressed in this
paragraph (iv) with respect to
federal or state securities laws or
any rule or regulation promulgated
under federal or state securities
laws;
              (v)	the Registration
Statement has become effective
under the 1933 Act and the Proxy
Statement and Prospectus was filed
on September 26, 2016 pursuant to
Rule 497(c) of the rules and
regulations of the SEC under the
1933 Act and, to such counsel's
knowledge, no stop order suspending
the effectiveness of the
Registration Statement has been
issued or proceeding for that
purpose has been instituted or
threatened by the SEC; and
              (vi)	the execution and
delivery of this Agreement does
not, and the consummation of the
Merger will not, violate any
material provision of the Acquiring
Fund Charter, the Acquiring Fund
Bylaws, as amended, or any
agreement set forth in a schedule
to the opinion, which the Acquiring
Fund has advised such counsel are
all material contracts to which the
Acquiring Fund is a party or by
which the Acquiring Fund is bound,
except insofar as the parties have
agreed to amend such provision as a
condition precedent to the Merger.
In giving the opinion set forth
above, Simpson Thacher & Bartlett
LLP may state that it is relying on
certificates of officers of the
Acquiring Fund with regard to
matters of fact and certain
certificates and written statements
of governmental officials with
respect to the good standing of the
Acquiring Fund and on the opinion
of Morrison & Foerster LLP as to
matters of Maryland law.
       5.4	Regulatory Orders.  The
Acquiring Fund shall have received
from any relevant state securities
administrator such order or orders
as are reasonably necessary or
desirable under the 1933 Act, the
1934 Act, the 1940 Act, and any
applicable state securities or blue
sky laws in connection with the
transactions contemplated hereby,
and that all such orders shall be
in full force and effect.
       5.5	Satisfaction of the
Acquired Fund.  All proceedings
taken by the Acquiring Fund and its
counsel in connection with the
Merger and all documents incidental
thereto shall be satisfactory in
form and substance to the Acquired
Fund.
       6.	CONDITIONS PRECEDENT TO
OBLIGATIONS OF THE ACQUIRING FUND
       The obligations of the
Acquiring Fund to consummate the
transactions provided for herein
shall be subject, at the Acquiring
Fund's election, to the following
conditions:
       6.1	Certificates and
Statements by the Acquired Fund.
       (a)	The Acquired Fund shall
have furnished a statement of
assets, liabilities and capital,
together with a schedule of
investments with their respective
dates of acquisition and tax costs,
certified on its behalf by its
President (or any Vice President)
and its Principal Financial Officer
(or Treasurer), and a certificate
executed by both such officers,
dated the Effective Date,
certifying that there has been no
material adverse change in its
financial position since May 31,
2016, other than changes in its
portfolio securities since that
date or changes in the market value
of its portfolio securities.
       (b)	The Acquired Fund shall
have furnished to the Acquiring
Fund a certificate signed by its
President (or any Vice President),
dated the Effective Date,
certifying that as of the Effective
Dates, all representations and
warranties made by the Acquired
Fund in this Agreement are true and
correct in all material respects as
if made at and as of such date and
that the Acquired Fund has complied
with all of the agreements and
satisfied all of the conditions on
its part to be performed or
satisfied at or prior to such date.
       6.2	Absence of Litigation.
There shall be no material
litigation pending with respect to
the matters contemplated by this
Agreement.
       6.3	Legal Opinion.  The
Acquiring Fund shall have received
an opinion of Simpson Thacher &
Bartlett LLP, as counsel to the
Acquired Fund, in form and
substance reasonably satisfactory
to the Acquiring Fund and dated the
Effective Date, to the effect that:
              (i)	the Acquired Fund
is a corporation duly organized,
validly existing under the law of
the State of Maryland and in good
standing with the Department;
              (ii)	the Acquired Fund
has the corporate power to carry on
its business as a closed-end
investment company registered under
the 1940 Act;
              (iii)	the Agreement has
been duly authorized, executed and
delivered by the Acquired Fund,
and, assuming due authorization,
execution and delivery of the
Agreement by the Acquiring Fund,
constitutes a valid and legally
binding obligation of the Acquired
Fund enforceable in accordance with
its terms, except as enforceability
may be limited by bankruptcy,
insolvency, reorganization or other
similar laws pertaining to the
enforcement of creditors' rights
generally and by equitable
principles;
              (iv)	to such counsel's
knowledge, no consent, approval,
authorization or order of any
United States federal or Maryland
or New York state court or
governmental authority is required
for the consummation by the
Acquired Fund of the Merger, except
that it is understood that no
opinion is expressed in this
paragraph (iv) with respect to
federal or state securities laws or
any rule or regulation promulgated
under federal or state securities
laws; and
              (v)	the execution and
delivery of this Agreement does
not, and the consummation of the
Merger will not, violate any
material provision of the Acquired
Fund Charter, the Acquired Fund
Bylaws, as amended, or any
agreement set forth in a schedule
to the opinion, which the Acquired
Fund has advised such counsel are
all material contracts to which the
Acquired Fund is a party or by
which it is bound, except insofar
as the parties have agreed to amend
such provision as a condition
precedent to the Merger
In giving the opinion set forth
above, Simpson Thacher & Bartlett
LLP may state that it is relying on
certificates of officers of the
Acquired Fund with regard to
matters of fact and certain
certificates and written statements
of governmental officials with
respect to the good standing of the
Acquired Fund and on the opinion of
Morrison & Foerster LLP, as to
matters of Maryland law.
       6.4	Satisfaction of the
Acquiring Fund.  All proceedings
taken by the Acquired Fund and its
counsel in connection with the
Merger and all documents incidental
thereto shall be satisfactory in
form and substance to the Acquiring
Fund.
       6.5	Dividends.  Prior to
the Effective Date, the Acquired
Fund shall have declared and paid a
dividend or dividends which,
together with all such previous
dividends, shall have the effect of
distributing to its stockholders
substantially all of its net
investment income that has accrued
through the Effective Date, if any,
and substantially all of its net
capital gain, if any, realized
through the Effective Date.
       6.6	Custodian's
Certificate.  The Acquired Fund's
custodian shall have delivered to
the Acquiring Fund a certificate
identifying all of the assets of
the Acquired Fund held or
maintained by such custodian as of
the Valuation Time.
       6.7	Books and Records.  The
Acquired Fund's transfer agent
shall have provided to the
Acquiring Fund (i) the originals or
true copies of all of the records
of the Acquired Fund in the
possession of such transfer agent
as of the Effective Date, (ii) a
certificate setting forth the
number of shares of Acquired Fund
Common Stock outstanding as of the
Valuation Time, and (iii) the name
and address of each holder of
record of any shares and the number
of shares held of record by each
such stockholder.
       7.	FURTHER CONDITIONS
PRECEDENT TO OBLIGATIONS OF
ACQUIRING FUND AND ACQUIRED FUND
       If any of the conditions set
forth below have not been satisfied
on or before the Closing Date with
respect to the Acquired Fund or the
Acquiring Fund, the other party to
this Agreement shall be entitled,
at its option, to refuse to
consummate the transactions
contemplated by this Agreement:
       7.1	Approval of Merger.
The Merger shall have been approved
by the affirmative vote of a
majority of the outstanding shares
of Acquired Fund Common Stock and
Acquiring Fund Common Stock; the
Acquiring Fund shall have delivered
to the Acquired Fund a copy of the
resolutions approving this
Agreement pursuant to this
Agreement adopted by the Acquiring
Fund Board, certified by its
secretary; and the Acquired Fund
shall have delivered to the
Acquiring Fund a copy of the
resolutions approving this
Agreement adopted by the Acquired
Fund Board and the Acquiring Fund's
stockholders, certified by its
secretary.
       7.2	Regulatory Filings.
       (a)	The SEC shall not have
issued an unfavorable advisory
report under Section 25(b) of the
1940 Act, nor instituted or
threatened to institute any
proceeding seeking to enjoin
consummation of the Merger under
Section 25(c) of the 1940 Act; no
other legal, administrative or
other proceeding shall be
instituted or threatened which
would materially affect the
financial condition of the Acquired
Fund or would prohibit the Merger.
       (b)	On the Closing Date, no
court or governmental agency of
competent jurisdiction shall have
issued any order that remains in
effect and that restrains or
enjoins the Acquired Fund or the
Acquiring Fund from completing the
transactions contemplated by this
Agreement.
       7.3	Consents.  All consents
of other parties and all other
consents, orders and permits of
federal, state and local regulatory
authorities deemed necessary by the
Acquiring Fund or the Acquired Fund
to permit consummation, in all
material respects, of the
transactions contemplated hereby
shall have been obtained, except
where failure to obtain any such
consent, order or permit would not
involve a risk of a material
adverse effect on the assets or
properties of the Acquiring Fund or
the Acquired Fund, provided that
either party hereto may for itself
waive any of such conditions.
       7.4	Registration Statement.
The Registration Statement shall
have become effective under the
1933 Act and no stop orders
suspending the effectiveness
thereof shall have been issued and,
to the best knowledge of the
parties hereto, no investigation or
proceeding for that purpose shall
have been instituted or be pending.
       7.5	Tax Opinion.  The
parties shall have received the
opinion of Simpson Thacher &
Bartlett LLP, dated the Closing
Date, substantially to the effect
that, based upon certain facts,
assumptions and representations
made by the Acquired Fund, the
Acquiring Fund and their respective
authorized officers:
              (i)	the Merger as
provided in this Agreement will
constitute a reorganization within
the meaning of Section 368(a)(1) of
the Code and that the Acquiring
Fund and the Acquired Fund will
each be a "party to a
reorganization" within the meaning
of Section 368(b) of the Code;
              (ii)	except for
consequences regularly attributable
to a termination of the Acquired
Fund's taxable year, no gain or
loss will be recognized by the
Acquired Fund as a result of the
Merger or upon the conversion of
shares of Acquired Fund Common
Stock into shares of Acquiring Fund
Common Stock;
              (iii)	no gain or loss
will be recognized by the Acquiring
Fund as a result of the Merger or
upon the conversion of shares of
Acquired Fund Common Stock into
shares of Acquiring Fund Common
Stock;
              (iv)	no gain or loss
will be recognized by the holders
of the Acquired Fund Common Stock
upon the conversion of their shares
of Acquired Fund Common Stock into
shares of Acquiring Fund Common
Stock, except to the extent such
holders are paid cash in lieu of
fractional shares of Acquiring Fund
Common Stock in the Merger;
              (v)	the tax basis of
the Acquired Fund assets in the
hands of the Acquiring Fund will be
the same as the tax basis of such
assets in the hands of the Acquired
Fund immediately prior to the
consummation of the Merger;
              (vi)	immediately after
the Merger, the aggregate tax basis
of the Acquiring Fund Common Stock
received by each holder of Acquired
Fund Common Stock in the Merger
(including that of fractional share
interests purchased by the
Acquiring Fund) will be equal to
the aggregate tax basis of the
shares of Acquired Fund Common
Stock owned by such stockholder
immediately prior to the Merger;
              (vii)	a stockholder's
holding period for Acquiring Fund
Common Stock (including that of
fractional share interests
purchased by the Acquiring Fund)
will be determined by including the
period for which he or she held
shares of Acquired Fund Common
Stock converted pursuant to the
Merger, provided that such shares
of Acquired Fund Common Stock were
held as capital assets;
              (viii)	the
Acquiring Fund's holding period
with respect to the Acquired Fund's
assets transferred pursuant to the
Merger will include the period for
which such assets were held by the
Acquired Fund; and
              (ix)	the payment of
cash to the holders of Acquired
Fund Common Stock in lieu of
fractional shares of Acquiring Fund
Common Stock will be treated as
though such fractional shares were
distributed as part of the Merger
and then redeemed by the Acquiring
Fund, with the result that the
holder of Acquired Fund Common
Stock will generally have a capital
gain or loss to the extent the cash
distribution differs from such
stockholder's basis allocable to
the fractional shares of Acquiring
Fund Common Stock (assuming such
Acquired Fund Common Stock was held
as a capital asset).
The delivery of such opinion is
conditioned upon the receipt by
Simpson Thacher & Bartlett LLP of
representations it shall request of
the Acquiring Fund and the Acquired
Fund.  Notwithstanding anything
herein to the contrary, neither the
Acquiring Fund nor the Acquired
Fund may waive the condition set
forth in this paragraph 7.5.
       7.6	Assets and Liabilities.
The assets and liabilities of the
Acquired Fund to be transferred to
the Acquiring Fund shall not
include any assets or liabilities
which the Acquiring Fund, by reason
of limitations in its Registration
Statement or the Acquiring Fund
Charter, may not properly acquire
or assume.  The Acquiring Fund does
not anticipate that there will be
any such assets or liabilities but
the Acquiring Fund will notify the
Acquired Fund if any do exist and
will reimburse the Acquired Fund
for any reasonable transaction
costs incurred by the Acquired Fund
for the liquidation of such assets
and liabilities.
       8.	INDEMNIFICATION
       8.1	The Acquiring Fund.
The Acquiring Fund, out of its
assets and property, agrees to
indemnify and hold harmless the
Acquired Fund and the members of
the Acquired Fund Board and its
officers from and against any and
all losses, claims, damages,
liabilities or expenses (including,
without limitation, the payment of
reasonable legal fees and
reasonable costs of investigation)
to which the Acquired Fund and
those board members and officers
may become subject, insofar as such
loss, claim, damage, liability or
expense (or actions with respect
thereto) arises out of or is based
on (a) any breach by the Acquiring
Fund of any of its representations,
warranties, covenants or agreements
set forth in this Agreement or (b)
any act, error, omission, neglect,
misstatement, materially misleading
statement, breach of duty or other
act wrongfully done or attempted to
be committed by the Acquiring Fund
or the members of the Acquiring
Fund Board or its officers prior to
the Closing Date, provided that
such indemnification by the
Acquiring Fund is not (i) in
violation of any applicable law or
(ii) otherwise prohibited as a
result of any applicable order or
decree issued by any governing
regulatory authority or court of
competent jurisdiction.
       8.2	The Acquired Fund.  The
Acquired Fund, out of its assets
and property, agrees to indemnify
and hold harmless the Acquiring
Fund and the members of the
Acquiring Fund Board and its
officers from and against any and
all losses, claims, damages,
liabilities or expenses (including,
without limitation, the payment of
reasonable legal fees and
reasonable costs of investigation)
to which the Acquiring Fund and
those board members and officers
may become subject, insofar as such
loss, claim, damage, liability or
expense (or actions with respect
thereto) arises out of or is based
on (a) any breach by the Acquired
Fund of any of its representations,
warranties, covenants or agreements
set forth in this Agreement or (b)
any act, error, omission, neglect,
misstatement, materially misleading
statement, breach of duty or other
act wrongfully done or attempted to
be committed by the Acquired Fund
or the members of the Acquired Fund
Board or its officers prior to the
Closing Date, provided that such
indemnification by the Acquired
Fund is not (i) in violation of any
applicable law or (ii) otherwise
prohibited as a result of any
applicable order or decree issued
by any governing regulatory
authority or court of competent
jurisdiction.
       9.	BROKER FEES AND
EXPENSES
       9.1	No Broker Fees.  The
Acquiring Fund and the Acquired
Fund represent and warrant to each
other that there are no brokers or
finders entitled to receive any
payments in connection with the
transactions provided for herein.
       9.2	Payment of Expenses.
The costs of the Merger, including
the costs of preparing, printing,
assembling and mailing material in
connection with this solicitation
of proxies are estimated to be
approximately $321,000 for the
Acquired Fund and $525,000 for the
Acquiring Fund.  Each of the
Acquired Fund and the Acquiring
Fund will bear 75% of these costs
(approximately $241,000 for the
Acquired Fund and $393,000 for the
Acquiring Fund) and Legg Mason
Partners Fund Adviser, LLC, or an
affiliate thereof, will bear 25% of
these costs (approximately $80,000
for the Acquired Fund and $131,000
for the Acquiring Fund) whether or
not the Mergers are consummated.
Such expenses shall include, but
not be limited to, all costs
related to the preparation and
distribution of the Registration
Statement, proxy solicitation
expenses, SEC registration fees,
and NYSE listing fees.  Neither of
the Acquiring Fund and the Acquired
Fund owes any broker's or finder's
fees in connection with the
transactions provided for herein.
       10.	COOPERATION FOLLOWING
EFFECTIVE DATE
       In case at any time after the
Effective Date any further action
is necessary to carry out the
purposes of this Agreement, each of
the parties will take such further
action (including the execution and
delivery of such further
instruments and documents) as the
other party may reasonably request,
all at the sole cost and expense of
the requesting party (unless the
requesting party is entitled to
indemnification as described
below).  The Acquired Fund
acknowledges and agrees that from
and after the Effective Date, the
Acquiring Fund shall be entitled to
possession of all documents, books,
records, agreements and financial
data of any sort pertaining to the
Acquired Fund.
       11.	ENTIRE AGREEMENT;
SURVIVAL OF WARRANTIES
       11.1	Entire Agreement.  The
Acquiring Fund and the Acquired
Fund agree that neither party has
made any representation, warranty
or covenant not set forth herein
and that this Agreement constitutes
the entire agreement between the
parties.
       11.2	Survival of Warranties.
The covenants to be performed after
the Closing by both the Acquiring
Fund and the Acquired Fund, and the
obligations of the Acquiring Fund
in Article 8, shall survive the
Closing.  All other
representations, warranties and
covenants contained in this
Agreement or in any document
delivered pursuant hereto or in
connection herewith shall not
survive the consummation of the
transactions contemplated hereunder
and shall terminate on the Closing.
       12.	TERMINATION AND WAIVERS
       12.1	Termination.  This
Agreement may be terminated and the
transactions contemplated hereby
may be abandoned at any time prior
to the Closing Date by resolution
of either the Acquiring Fund Board
or the Acquired Fund Board, if
circumstances should develop that,
in the opinion of that board, make
proceeding with the Agreement
inadvisable with respect to the
Acquiring Fund or the Acquired
Fund, respectively.  Any such
termination resolution to be
effective shall be promptly
communicated to the other party
and, in any event, prior to the
Closing Date.  In the event of
termination of this Agreement
pursuant to the provisions hereof,
the Agreement shall become void and
have no further effect, and there
shall not be any liability
hereunder on the part of either of
the parties or their respective
board members or officers, except
for any such material breach or
intentional misrepresentation, as
to each of which all remedies at
law or in equity of the party
adversely affected shall survive.
       12.2	Waiver.  At any time
prior to the Effective Date, any of
the terms or conditions of this
Agreement may be waived by either
the Acquired Fund Board or the
Acquiring Fund Board (whichever is
entitled to the benefit thereof),
if, in the judgment of such board
after consultation with its
counsel, such action or waiver will
not have a material adverse effect
on the benefits intended in this
Agreement to the stockholders of
their respective fund, on behalf of
which such action is taken.
       13.	TRANSFER RESTRICTION
       Pursuant to Rule 145 under
the 1933 Act, and in connection
with the issuance of any shares to
any person who at the time of the
Merger is, to its knowledge, an
affiliate of a party to the Merger
pursuant to Rule 145(c), the
Acquiring Fund will cause to be
affixed upon the certificate(s)
issued to such person (if any) a
legend as follows:
       THESE SHARES ARE SUBJECT TO
RESTRICTIONS ON TRANSFER UNDER THE
SECURITIES ACT OF 1933 AND MAY NOT
BE SOLD OR OTHERWISE TRANSFERRED
EXCEPT TO WESTERN ASSET EMERGING
MARKETS DEBT FUND INC. (OR ITS
STATUTORY SUCCESSOR) UNLESS (I) A
REGISTRATION STATEMENT WITH RESPECT
THERETO IS EFFECTIVE UNDER THE
SECURITIES ACT OF 1933 OR (II) IN
THE OPINION OF COUNSEL REASONABLY
SATISFACTORY TO THE FUND, SUCH
REGISTRATION IS NOT REQUIRED.
and, further, that stop transfer
instructions will be issued to the
Acquiring Fund's transfer agent
with respect to such shares.  The
Acquired Fund will provide the
Acquiring Fund on the Effective
Date with the name of any Acquired
Fund Stockholder who is to the
knowledge of the Acquired Fund an
affiliate of it on such date.
       14.	MATERIAL PROVISIONS
       All covenants, agreements,
representations and warranties made
under this Agreement and any
certificates delivered pursuant to
this Agreement shall be deemed to
have been material and relied upon
by each of the parties,
notwithstanding any investigation
made by them or on their behalf.
       15.	AMENDMENTS
       This Agreement may be
amended, modified or supplemented
in such manner as may be deemed
necessary or advisable by the
authorized officers of the Acquired
Fund and the Acquiring Fund;
provided, however, that following
the meeting of the Acquired Fund
stockholders called by the Acquired
Fund pursuant to paragraph 4.2 of
this Agreement, no such amendment
may have the effect of changing the
provisions for determining the
number of shares of Acquiring Fund
Common Stock to be issued to the
holders of Acquired Fund Common
Stock under this Agreement to the
detriment of such stockholders
without their further approval.
       16.	NOTICES
       Any notice, report, statement
or demand required or permitted by
any provisions of this Agreement
shall be in writing and shall be
given by facsimile, electronic
delivery (i.e., e-mail), personal
service or prepaid or certified
mail addressed to the Acquiring
Entity or the Acquired Entity, at
its address set forth in the
preamble to this Agreement, in each
case to the attention of its
President.
       17.	ENFORCEABILITY;
HEADINGS; COUNTERPARTS; GOVERNING
LAW; SEVERABILITY; ASSIGNMENT;
LIMITATION OF LIABILITY
       17.1	Enforceability.  Any
term or provision of this Agreement
that is invalid or unenforceable in
any situation in any jurisdiction
shall not affect the validity or
enforceability of the remaining
terms and provisions hereof or the
validity or enforceability of the
offending term or provision in any
other situation or in any other
jurisdiction.
       17.2	Headings.  The Article
headings contained in this
Agreement are for reference
purposes only and shall not affect
in any way the meaning or
interpretation of this Agreement.
       17.3	Counterparts.  This
Agreement may be executed in any
number of counterparts, each of
which shall be deemed an original.
       17.4	Governing Law.  This
Agreement shall be governed by and
construed and interpreted in
accordance with the internal laws
of the State of New York.
       17.5	Successors and Assigns.
This Agreement shall bind and inure
to the benefit of the parties
hereto and their respective
successors and assigns, but no
assignment or transfer hereof or of
any rights or obligations hereunder
shall be made by any party without
the written consent of the other
party.  Nothing herein expressed or
implied is intended or shall be
construed to confer upon or give
any person, firm or corporation,
other than the parties hereto and
their respective successors and
assigns, any rights or remedies
under or by reason of this
Agreement.



       IN WITNESS WHEREOF, each of
the parties hereto has caused this
Agreement to be executed by its
duly authorized officer.
WEST
ERN
ASSE
T
EMER
GING
MARK
ETS
INCO
ME
FUND
INC.
By:
	Name: Jane E. Trust
	Title:	President, Chairman and Chief
		Executive Officer
WEST
ERN
ASSE
T
EMER
GING
MARK
ETS
DEBT
FUND
INC.
By:
	Name: Jane E. Trust
	Title:	President, Chairman and Chief
		Executive Officer
44
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